EXHIBIT 99.1


CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Davel Communications, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     May 15, 2003       /s/ John D. Chichester
--------------------------------------------------------------------------------
                             John D. Chichester, Chief Executive Officer


Date:     May 15, 2003       /s/ Donald L. Paliwoda
--------------------------------------------------------------------------------
                             Donald L. Paliwoda, Interim Chief Financial Officer





                                       30